STOCK COMPENSATION PLANS	12 Months Ended
Dec. 31, 2015
STOCK COMPENSATION PLANS [Abstract]
STOCK COMPENSATION PLANS
STOCK-BASED COMPENSATION PLANS
Our Company grants awards under its stock-based compensation plans to certain employees of the Company. Total stock-based compensation expense was $236 million, $209 million and $227 million in 2015, 2014 and 2013, respectively, and was included as a component of selling, general and administrative expenses in our consolidated statements of income. The total income tax benefit recognized in our consolidated statements of income related to awards under these plans was $65 million, $57 million and $62 million in 2015, 2014 and 2013, respectively. Beginning in 2015, certain employees who had previously been eligible for long-term equity awards received long-term performance cash awards. Employees who receive these performance cash awards do not receive equity awards as part of the long-term incentive program.
As of December 31, 2015, we had $319 million of total unrecognized compensation cost related to nonvested stock-based compensation awards granted under our plans. This cost is expected to be recognized over a weighted-average period of 1.8 years as stock-based compensation expense. This expected cost does not include the impact of any future stock-based compensation awards.
The Coca-Cola Company 2014 Equity Plan ("2014 Equity Plan") was approved by shareowners in April 2014. Under the 2014 Equity Plan, a maximum of 500 million shares of our common stock was approved to be issued, through the grant of equity awards, to certain employees. The 2014 Equity Plan allows for grants of stock options, performance share units, restricted stock units, restricted stock and other specified award types including cash awards with performance-based vesting criteria. Beginning in 2015, the 2014 Equity Plan was the primary plan in use for equity awards and performance cash awards. There were no grants made from the 2014 Equity Plan prior to 2015. As of December 31, 2015, there were 471.6 million shares available to be granted under the 2014 Equity Plan. In addition to the 2014 Equity Plan, there were 2.7 million shares available to be granted under stock option plans approved by shareowners in 1999 and 2008 and 0.2 million shares available to be granted under a restricted stock award plan approved by shareowners in 1989.
Stock Option Awards
Stock options have generally been granted with an exercise price equal to the Company's stock price on the date of grant. The fair value of each option award is estimated using a Black-Scholes-Merton option-pricing model and is amortized over the vesting period, generally four years. The weighted-average fair value of options granted during the past three years and the weighted-average assumptions used in the Black-Scholes-Merton option-pricing model for such grants were as follows:

	2015	2014	2013
Fair value of options at grant date	$4.38	$3.91	$3.73
Dividend yield[1]	3.1%	2.7%	2.8%
Expected volatility[2]	16.0%	16.0%	17.0%
Risk-free interest rate[3]	1.8%	1.6%	0.9%
Expected term of the option[4]	6 years	5 years	5 years

[1]	The dividend yield is the calculated yield on the Company's stock at the time of the grant.

[2]	Expected volatility is based on implied volatilities from traded options on the Company's stock, historical volatility of the Company's stock and other factors.

[3]	The risk-free interest rate for the period matching the expected term of the option is based on the U.S. Treasury yield curve in effect at the time of the grant.

[4]	The expected term of the option represents the period of time that options granted are expected to be outstanding and is derived by analyzing historical exercise behavior.
Generally, stock options granted from 1999 through July 2003 expire 15 years from the date of grant and stock options granted in December 2003 and thereafter expire 10 years from the date of grant. The shares of common stock to be issued and/or sold upon exercise of stock options are made available from either authorized and unissued Company common stock or from the Company's treasury shares. In 2007, the Company began issuing common stock under these plans from the Company's treasury shares.
Stock option activity for all plans for the year ended December 31, 2015, was as follows:

	Shares (In millions)	Weighted-Average Exercise Price	Weighted-Average Remaining Contractual Life	Aggregate Intrinsic Value (In millions)
Outstanding on January 1, 2015	305	$31.60
Granted	13	41.89
Exercised	(44)	28.31
Forfeited/expired	(8)	36.53
Outstanding on December 31, 2015[1]	266	$32.51	5.55 years	$2,786
Expected to vest	264	$32.45	5.53 years	$2,775
Exercisable on December 31, 2015	178	$29.92	4.43 years	$2,317

[1]
Includes 1.0 million stock option replacement awards in connection with our acquisition of Old CCE's North America business in 2010. These options had a weighted-average exercise price of $16.26 and generally vest over 3 years and expire 10 years from the original date of grant.

The total intrinsic value of the options exercised was $594 million, $894 million and $815 million in 2015, 2014 and 2013, respectively. The total shares exercised were 44 million, 58 million and 53 million in 2015, 2014 and 2013, respectively.
Performance Share Unit Awards
Performance share units require achievement of certain performance criteria, which are predefined by the Compensation Committee of the Board of Directors at the time of grant. The primary performance criterion used is compound annual growth in economic profit over a predefined performance period, which is generally three years. Economic profit is our net operating profit after tax less the cost of the capital used in our business. Beginning in 2015, the Company added net operating revenues as an additional performance criterion. Economic profit and net operating revenues are adjusted for certain items, which are approved and certified by the Audit Committee of the Board of Directors. The purpose of these adjustments is to ensure a consistent year-to-year comparison of the specific performance criteria. In the event the certified results equal the predefined performance criteria, the Company will grant the number of shares equal to the target award. In the event the certified results exceed the predefined performance criteria, additional shares up to the maximum award will be granted. In the event the certified results fall below the predefined performance criteria, a reduced number of shares will be granted. If the certified results fall below the threshold award performance level, no shares will be granted. The performance share units granted under this program are then generally subject to a holding period of one year before the shares are released.
Performance share units generally do not pay dividends or allow voting rights. For most performance share units granted beginning in 2014, the Company includes a relative TSR modifier to determine the number of shares earned at the end of the performance period. For these awards, the number of shares earned based on the certified achievement of the predefined performance criteria will be reduced or increased if total shareowner return over the performance period relative to a predefined compensation comparator group of companies falls outside of a defined range. The fair value of performance share units that include the TSR modifier is determined using a Monte Carlo valuation model. For the remaining awards that do not include the TSR modifier, the fair value of the performance share units is the quoted market value of the Company stock on the grant date less the present value of the expected dividends not received during the relevant period.
In the period it becomes probable that the minimum performance criteria specified in the plan will be achieved, we recognize expense for the proportionate share of the total fair value of the performance share units related to the vesting period that has already lapsed for the shares expected to vest and be released. The remaining fair value of the shares expected to vest and be released is expensed on a straight-line basis over the balance of the vesting period. In the event the Company determines it is no longer probable that we will achieve the minimum performance criteria specified in the plan, we reverse all of the previously recognized compensation expense in the period such a determination is made.
Performance share units are generally settled in stock, except for certain circumstances such as death or disability, in which case former employees or their beneficiaries are provided a cash equivalent payment. As of December 31, 2015, performance share units of 5,115,000, 5,306,000 and 1,775,000 were outstanding for the 2013–2015, 2014–2016 and 2015–2017 performance periods, respectively, based on the target award amounts in the performance share unit agreements.
The following table summarizes information about performance share units based on the target award amounts in the performance share unit agreements:

	Performance Share Units (In thousands)	Weighted-Average Grant Date Fair Value
Outstanding on January 1, 2015	17,426	$31.59
Granted[1]	1,857	37.99
Canceled/forfeited	(7,087)	30.32
Outstanding on December 31, 2015[2]	12,196	$33.30

[1]
Includes 70 percent of the total 2015 award. The remaining 30 percent of the 2015 award contained metrics that cannot be fully defined until 2017; therefore, these awards are not considered granted until all of the metrics are established.

[2]	The outstanding performance share units as of December 31, 2015, at the threshold award and maximum award levels were 5.0 million and 20.9 million, respectively.
The weighted-average grant date fair value of performance share units granted was $37.99 in 2015, $32.33 in 2014 and $32.67 in 2013. The Company did not convert any performance share units into cash equivalent payments in 2015. The Company converted performance share units of 5,403 in 2014 and 54,999 in 2013 to cash equivalent payments of $0.2 million and $1.8 million, respectively, to former employees or their beneficiaries due to certain events such as death or disability.
The following table summarizes information about performance share units that were previously converted to restricted stock or restricted stock units:

	Restricted Stock and Restricted Stock Units (In thousands)	Weighted-Average Grant Date Fair Value[1]
Nonvested on January 1, 2015[2]	130	$25.17
Vested and released	(130)	25.17
Nonvested on December 31, 2015	—	$—

[1]	The weighted-average grant date fair value is based on the fair values of the performance share units granted.

[2]	The nonvested restricted stock and stock units as of January 1, 2015 are presented at the performance share units' certified award level.
The total intrinsic value of restricted shares that were vested and released was $5 million, $255 million and $16 million in 2015, 2014 and 2013, respectively. The total restricted share units vested and released in 2015 were 130,017 at the certified award level. In 2014 and 2013, the total restricted share units vested and released were 6,773,934 and 405,963, respectively.
Time-Based Restricted Stock and Restricted Stock Unit Awards
Prior to the release date, time-based restricted stock and restricted stock units granted from the 2014 Equity Plan do not pay dividends or have voting rights and will be forfeited in the event of the recipient's termination of employment, except for reasons such as death or disability. Certain other time-based restricted stock awards entitled participants to vote and receive dividends, while for time-based restricted stock units, participants may receive payment of dividend equivalents but are not allowed to vote. The fair value of the restricted stock and restricted stock units expected to vest and be released is expensed on a straight-line basis over the vesting period. As of December 31, 2015, the Company had outstanding nonvested time-based restricted stock, including restricted stock units, of 941,205, most of which do not pay dividends or have voting rights.